UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	November 18, 2005

POSITRON CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Texas	000-24092	76-0083622
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1304 Langham Creek Drive, Suite 300, Houston, Texas 77084	95472
(Address of Principal Executive Offices)	(Zip Code)

(281) 492-7100
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    Entry into a Material Definitive Agreement.

Employment Agreement with Joseph G. Oliverio

On December 27, 2005, the Company reached an agreement for the employment of Joseph G. Oliverio as its new President, and executed a written agreement evidencing the same on March 6, 2006. Under the employment agreement, Mr. Oliverio received a pro rated annual base salary of $100,000 through February 28, 2006 and thereafter receives an annual base salary of $150,000, and stock option grants exercisable for an aggregate of 7,500,000 shares of common stock at an exercise price of $0.05 per share. The stock options are exercisable for a period of 5 years from the date of grant. A copy of the employment agreement is attached hereto as Exhibit 10.1, and copies of the stock option agreement and notice of grant of stock option are attached hereto as Exhibits 10.2 and 10.3, respectively.

Prior to becoming President of the Company, Oliverio was Chief Operating Officer of Michael E. Merhige, M.D., LLC, a well known coronary disease reversal and prevention center. Oliverio earned an MBA from the University of Phoenix and a BS in Nuclear Medicine Technology from State University of New York at Buffalo, and is a certified nuclear medicine technologist. Oliverio has performed more than 13,000 combined heart and cancer PET scans using Positron devices and brings to the Company a valuable combination of business, clinical and technical skill sets. Oliverio has been involved with the Company in various capacities since 1995. Oliverio has also joined the Board of Directors of Neusoft-Positron Medical Systems Co., Ltd., a joint venture with Neusoft Medical Systems of China that will manufacture the Company's PET and PET/CT products.

2005 Stock Incentive Plan

On November 18, 2005, the Company's Board of Directors adopted a 2005 Stock Incentive Plan ("2005 Plan"). The Board subsequently amended and restated the 2005 Plan, prior to granting any awards, to comply with regulations recently promulgated under Section 409A of the Internal Revenue Code, and to make certain other amendments. The 2005 Plan is administered by the Board and provides for the grant of options and stock to directors, officers, employees and consultants. The administrator is authorized to determine the terms of each award granted under the plan, including the number of shares, exercise price, term and exercisability. Options granted under the plan may be incentive stock options or nonqualified stock options. The Board has directed the officers of the Company to submit the 2005 Plan for approval by the stockholders of the Company at its next annual meeting. A total of 40,000,000 shares of Common Stock have been authorized for issuance under the 2005 Plan.

ITEM 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The information set forth under Item 1.01 "Entry into a Material Definitive Agreement" and the subheading "Employment Agreement with Joseph G. Oliverio" is incorporated herein by reference.

ITEM 9.01    Financial Statements and Exhibits

(c)	Exhibits.

Exhibit 10.1	Employment Agreement dated December 27, 2005 between Positron Corporation and Joseph G. Oliverio.
Exhibit 10.2	Joseph G. Oliverio Stock Option Agreement
Exhibit 10.3	Joseph G. Oliverio Notice of Grant of Stock Option
Exhibit 10.4	Amended and Restated 2005 Stock Incentive Plan
Exhibit 10.5	2005 Stock Incentive Plan - Form Notice of Grant of Stock Option
Exhibit 10.6	2005 Stock Incentive Plan - Form Stock Option Agreement

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

POSITRON CORPORATION

Date: March 7, 2006	By:	/s/ PATRICK G. ROONEY

Name: Patrick G. Rooney Title: Chairman of the Board